Exhibit 99.1

NEWS RELEASE

CONTACT:

Jay Biskupski, Chief Financial Officer

ir@psemi.com

858-731-9400

Investor Relations:

The Blueshirt Group

Suzanne Craig or Melanie Friedman

415-217-4962; 415-217-4964

Suzanne@blueshirtgroup.com

Melanie@blueshirtgroup.com

Peregrine Semiconductor Announces Fourth Quarter and Full Year 2012 Financial Results

San Diego, California, February 6, 2013 — Peregrine Semiconductor Corporation (Peregrine Semiconductor) (NASDAQ: PSMI), a fabless provider of high-performance radio frequency integrated circuits (RFICs), today announced its fourth quarter and 2012 fiscal year financial results.

Fourth quarter 2012 revenue was $63.0 million, compared with $35.5 million for the same period in 2011. Revenue for fiscal year 2012 was $203.9 million, compared with $107.8 million for fiscal year 2011.

As reported under U.S. generally accepted accounting principles (GAAP), fourth quarter 2012 net income was $5.6 million, compared with a GAAP net loss of $2.7 million in the same period in 2011. Net income for fiscal year 2012 was $7.3 million, compared with a GAAP net loss of $9.7 million for fiscal year 2011. Diluted net income per share for the fourth quarter of 2012 was $0.15 per share compared to a net loss per share of $0.99 for the same period in 2011. Diluted net income per share attributable to common stockholders* for fiscal year 2012 was $0.15 per share compared to a net loss per share of $3.57 for fiscal year 2011.

Non-GAAP net income for the fourth quarter of 2012 was $6.9 million, or $0.19 per diluted share based on weighted average shares outstanding of 36.5 million. This compares with non-GAAP net loss of $1.8 million or $0.07 per diluted share based on weighted average shares outstanding of 25.1 million for the same period in 2011. Non-GAAP net income for the fiscal year 2012 was $11.7 million, or $0.36 per diluted share** based on weighted average shares outstanding of 32.2 million giving effect to the conversion of the preferred stock at the beginning of the year. This compares with non-GAAP net loss of $6.6 million or $0.26 per diluted share based on weighted average shares outstanding of 25.1 million for fiscal year 2011.

NEWS RELEASE

Gross margin on a GAAP basis for the fourth quarter of 2012 was 43.3% of revenue, compared to 30.1% of revenue for the same period in 2011. Gross margin on a non-GAAP basis for the fourth quarter of 2012 was 43.6% of revenue, compared to 30.4% of revenue for the same period in 2011. Gross margin on a GAAP basis for fiscal year 2012 was 39.1% of revenue, compared to 34.2% of revenue for fiscal year 2011. Gross margin on a non-GAAP basis for fiscal year 2012 was 39.4% of revenue, compared to 34.6% of revenue for fiscal year 2011.

“Coming off a record fourth quarter that completed a successful fiscal 2012, we continue to see our technology being widely accepted in many of the world’s most successful smartphones, and we are expanding well in our targeted growth markets,” commented Jim Cable, Chief Executive Officer. “Presently we are addressing short-term challenges related to the demand for certain OEM mobile devices, but we remain confident that the continued adoption of LTE smartphones, our increasing traction with leading customers worldwide, and the expansion of our non-handset business, will all contribute to Peregrine’s continued long-term growth.”

“In 2013 we look forward to building upon our momentum and expanding on our leadership position. We believe through continued focus on technology leadership and operational excellence, we can deliver strong financial performance and value to our shareholders. These objectives are achievable with the dedication of our employees and the strong support and collaboration of our customers and business partners worldwide,” concluded Cable.

*	Diluted net income (loss) per share attributable to common stockholders is computed by dividing net income (loss) attributable to common stockholders, calculated as net income (loss) less income allocable to preferred stockholders for the period prior to their conversion upon our initial public offering, by the weighted average number of common shares outstanding, including unvested shares subject to repurchase, and potential dilutive securities assuming the dilutive effect of outstanding stock options and warrants using the treasury stock method.

**	Non-GAAP diluted net income (loss) per share was computed to give effect to the conversion of our preferred stock using the as-if converted method into common shares as if the conversion had occurred as of the beginning of each period presented.

Business Outlook

For the first quarter of 2013, the company expects revenue to be in the range of $43 million to $46 million. First quarter GAAP gross margin is expected to be in the range of 43.0% to 44.5%.

Quarterly Conference Call Today

Jim Cable, President and Chief Executive Officer, and Jay Biskupski, Chief Financial Officer, will host a fourth quarter 2012 financial results conference call today at 2:00 pm (Pacific) / 5:00 pm (Eastern). Attendees are asked to join the conference call at least ten minutes prior to the scheduled conference call time. The call may be accessed by dialing 1-877-303-8027 (toll free) or 1-760-536-5165 (international). The passcode is 91307644. A live and archived webcast of the call will be available on Peregrine’s website at http://investors.psemi.com/ for one week following the live call.

NEWS RELEASE

Use of GAAP and Non-GAAP Financial Measures

Peregrine Semiconductor prepares its financial statements in accordance with generally accepted accounting principles for the United States (GAAP). The non-GAAP financial measures such as gross margin, net income and loss per share information for the year and three months ended December 29, 2012, and similar periods from the prior year included in this press release are different from those otherwise presented under GAAP. The non-GAAP financial measures exclude non-cash compensation expense for stock options. When evaluating the performance of our business and developing short and long-term plans, we do not consider share-based compensation charges. Although share-based compensation is necessary to attract and retain quality employees, our consideration of share-based compensation places its primary emphasis on overall shareholder dilution rather than the accounting charges associated with such grants. Because of the varying availability of valuation methodologies and subjective assumptions, we believe that the exclusion of share-based compensation allows for more accurate comparison of our financial results to previous periods. In addition, we believe it useful to investors to understand the specific impact of the application of the fair value method of accounting for share-based compensation on our operating results. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business. However, investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes.

For more information on our non-GAAP financial measures and a reconciliation of such measures to the nearest GAAP measure, please see the “Condensed Consolidated Reconciliation of GAAP to Non-GAAP Results” table in this press release.

Use of Forward Looking Statements

This press release contains forward looking statements regarding our management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects. Such statements constitute “forward-looking” statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results, performance or achievements could be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, our dependence on a limited number of customers for a substantial portion of our revenues; intellectual property risks; intense competition in our industry; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products; consumer acceptance of our customers’ products that incorporate our solutions; our lack of long-term supply contracts and dependence on limited sources of supply; and potential decreases in average selling prices for our products.

NEWS RELEASE

For further information regarding risks and uncertainties associated with Peregrine’s business, please refer to the filings that we make with the Securities and Exchange Commission from time to time, including those set forth in the section entitled “Risk Factors” in the company’s Prospectus filed on August 8, 2012 and additional information that will be set forth in our Form 10-K that will be filed for the year ended December 29, 2012, which should be read in conjunction with these financial results. These documents are available on the SEC Filings section of the Investor Relations section of our website at http://investors.psemi.com/. Please also note that forward-looking statements represent our management’s beliefs and assumptions only as of the date of this press release. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information, becomes available in the future.

NEWS RELEASE

About Peregrine Semiconductor

Peregrine Semiconductor (NASDAQ: PSMI) is a fabless provider of high-performance radio frequency integrated circuits (RFICs). Our solutions leverage our proprietary UltraCMOS® technology, an advanced RF Silicon-On-Insulator process. Our products deliver what we believe is an industry-leading combination of performance and monolithic integration, and target a broad range of applications in the aerospace and defense, broadband, industrial, mobile wireless device, test and measurement equipment, and wireless infrastructure markets. Additional information is available on the Company’s website at http://www.psemi.com.

The Peregrine Semiconductor name, logo and UltraCMOS are registered trademarks, and DuNE, and HaRP are trademarks of Peregrine Semiconductor Corporation in the U.S.A., and other countries. All other trademarks are the property of their respective owners.

(Tables Follow)

NEWS RELEASE

Peregrine Semiconductor Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Years Ended
	December 29, 2012	December 31, 2011	December 29, 2012	December 31, 2011
Net revenue	$62,999	$35,547	$203,908	$107,771
Cost of net revenue	35,717	24,865	124,135	70,955

Gross profit	27,282	10,682	79,773	36,816
Operating expense:
Research and development	10,616	6,438	34,134	22,730
Selling, general and administrative	10,788	6,707	36,971	23,252

Total operating expense	21,404	13,145	71,105	45,982

Income (loss) from operations	5,878	(2,463)	8,668	(9,166)
Interest expense, net	(107)	(204)	(1,354)	(311)
Other income (expense), net	2	(43)	(130)	(9)

Income (loss) before income taxes	5,773	(2,710)	7,184	(9,486)
Provision (benefit) for income taxes	146	2	(88)	196

Net income (loss)	5,627	(2,712)	7,272	(9,682)
Net income allocable to preferred stockholders	—	—	(4,515)	—

Net income (loss) attributable to common stockholders	$5,627	$(2,712)	$2,757	$(9,682)

Net income (loss) per share:
Basic	$0.18	$(0.99)	$0.19	$(3.57)

Diluted	$0.15	$(0.99)	$0.15	$(3.57)

Shares used to compute net income (loss) per share:
Basic	31,837	2,745	14,291	2,715

Diluted	36,548	2,745	18,651	2,715

NEWS RELEASE

Peregrine Semiconductor Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 29, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$44,106	$12,119
Short-term marketable securities	30,361	—
Accounts receivable, net	13,353	13,082
Inventories	57,017	29,822
Prepaids and other current assets	11,108	2,644

Total current assets	155,945	57,667
Property and equipment, net	22,871	10,272
Long-term marketable securities	18,892	—
Other assets	210	2,919

Total assets	$197,918	$70,858

Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$22,306	$9,390
Accrued liabilities	12,672	11,477
Accrued compensation	5,726	3,458
Customer deposits	24,425	—
Deferred net revenue	12,755	5,298
Line of credit	—	7,749
Current portion of notes payable	—	861
Current portion of obligations under capital leases	11	520

Total current liabilities	77,895	38,753
Obligations under capital leases, less current portion	18	189
Notes payable, less current portion	—	757
Other long-term liabilities	886	1,329
Convertible preferred stock	—	172,430
Stockholders’ equity (deficit):
Preferred stock	—	—
Common stock	32	3
Additional paid-in capital	340,221	85,828
Accumulated deficit	(220,935)	(228,207)
Accumulated other comprehensive loss	(199)	(224)

Total stockholders’ equity (deficit)	119,119	(142,600)

Total liabilities and stockholders’ equity (deficit)	$197,918	$70,858

NEWS RELEASE

Peregrine Semiconductor Corporation

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Years Ended
	December 29, 2012	December 31, 2011
Operating activities
Net income (loss)	$7,272	$(9,682)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,579	3,980
Loss on disposal of property and equipment	31	8
Stock-based compensation	4,437	3,084
Revaluation of warrants to fair value	633	(36)
Imputed interest related to customer deposit financing arrangements	420	—
Amortization of premium and discount on investments, net	169	—
Cash received for lease incentive	115	348
Changes in operating assets and liabilities:
Accounts receivable	(255)	(1,303)
Inventories	(27,188)	(7,522)
Prepaids and other current and noncurrent assets	(7,751)	(2,271)
Accounts payable and accrued liabilities	16,098	13,032
Customer deposits	11,425	—
Deferred revenue	6,865	265

Net cash provided by (used in) operating activities	16,850	(97)
Investing activities
Purchase of property and equipment	(17,212)	(4,354)
Proceeds from sale of equipment	6	24
Purchase of marketable securities	(54,663)	—
Sale of marketable securities	5,100	—

Net cash used in investing activities	(66,769)	(4,330)
Financing activities
Payments on obligations under capital leases	(661)	(681)
Payments on notes payable	(1,618)	(820)
Proceeds from line of credit	3,000	4,500
Payments on line of credit	(10,749)	—
Proceeds from exercise of stock options	445	148
Proceeds from exercise of warrants	31	—
Proceeds from customer deposit financing arrangement	13,000	—
Proceeds from initial public offering	80,278	—
Costs paid in connection with initial public offering	(1,811)	(1,845)

Net cash provided by financing activities	81,915	1,302
Effect of exchange rate changes on cash and cash equivalents	(9)	18

Net change in cash and cash equivalents	31,987	(3,107)
Cash and cash equivalents at beginning of year	12,119	15,226

Cash and cash equivalents at end of year	$44,106	$12,119

NEWS RELEASE

Peregrine Semiconductor Corporation

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(in thousands, except per share data)

(unaudited)

	Three Months Ended				Years Ended
	December 29, 2012		December 31, 2011		December 29, 2012		December 31, 2011
Gross profit—GAAP	$27,282	43%	$10,682	30%	$79,773	39%	$36,816	34%
Non-cash compensation expense	184	1	129	0	588	0	431	1

Gross profit—Non-GAAP	$27,466	44%	$10,811	30%	$80,361	39%	$37,247	35%

Income (loss) from operations—GAAP	$5,878	9%	$(2,463)	(7%)	$8,668	4%	$(9,166)	(9%)
Non-cash compensation expense	1,321	2	925	3	4,437	2	3,084	3

Income (loss) from operations—Non-GAAP	$7,199	11%	$(1,538)	(4%)	$13,105	6%	$(6,082)	(6%)

Net income (loss)—GAAP	$5,627	9%	$(2,712)	(8%)	$7,272	4%	$(9,682)	(9%)
Non-cash compensation expense	1,321	2	925	3	4,437	2	3,084	3

Net income (loss)—Non-GAAP	$6,948	11%	$(1,787)	(5%)	$11,709	6%	$(6,598)	(6%)

Diluted net income (loss) per share attributable to common stockholders—GAAP	$0.15		$(0.99)		$0.15		$(3.57)
Adjustment to reflect conversion of preferred stock at the beginning of period	—		0.88		0.07		3.19
Non-cash compensation expense	0.04		0.04		0.14		0.12

Diluted net income (loss) per share—Non-GAAP	$0.19		$(0.07)		$0.36		$(0.26)

Net income (loss) attributable to common stockholders—GAAP	$5,627		$(2,712)		$2,757		$(9,682)

Net income (loss)—Non-GAAP	$6,948		$(1,787)		$11,709		$(6,598)

Shares used to compute diluted net income (loss) per share attributable to common stockholders—GAAP	36,548		2,745		18,651		2,715
Adjustment to reflect conversion of preferred stock at the beginning of period	—		22,365		13,529		22,365

Shares used to compute diluted net income (loss) per share—Non-GAAP	36,548		25,110		32,180		25,080

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